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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 7, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)


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
              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive                                                         (Zip Code)
               offices)
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       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

On February 7, 2001, Verizon Communications Inc. held a meeting with the investment community to provide details of its plans for 2001. Attached as
Exhibit 99 are slides relating to Verizon's financial outlook for 2001, and Domestic Telecom financial and customer targets, which were presented at the meeting.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99 Slides presented by Verizon Communications Inc. at its February 7, 2001 Investment Community Meeting relating to Verizon's financial outlook for 2001, and Domestic Telecom financial and customer targets.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              Verizon Communications Inc.
                                        ---------------------------------------
                                                      (Registrant)

Date:  February 7, 2001                        /s/ Lawrence R. Whitman
     ----------------------             ----------------------------------------
                                        Lawrence R. Whitman
                                        Senior Vice President and Controller




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                                  EXHIBIT INDEX

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

EXHIBIT
NUMBER       DESCRIPTION
----------   -----------
  99         Slides presented by Verizon Communications Inc. at its February 7,
             2001 Investment Community Meeting relating to Verizon's financial outlook for 2001, and Domestic Telecom financial and customer targets.
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